UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

INDYMAC ABS, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of June 1, 2005, providing for the issuance of

IndyMac Residential Mortgage-Backed Trust, Series 2005-L1)

IndyMac ABS, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-120706-04	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

On June 14, 2005, a single series of certificates, entitled IndyMac Residential Mortgage-Backed Trust, Series 2005-L1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005 (the “Agreement”), among IndyMac ABS, Inc. as depositor (the “Depositor”), IndyMac Bank, F.S.B. as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).

Upon the closing of the initial issuance of the Certificates, (i) the Depositor purchased from IndyMac Bank, F.S.B. as seller (in such capacity, the “Seller”) certain Initial Mortgage Loans with an aggregate principal balance equal to $229,821,906 and transferred such mortgage loans to the Trustee, (ii) the Trustee deposited funds in the pre-funding accounts (the “Pre-Funding Accounts”), which were established pursuant to the Agreement, in an amount equal to $20,178,094 and (iii) the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $20,177,178 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof.

On June 28, 2005, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $20,177,178 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 28, 2005, among the Depositor, the Seller and the Trustee (the “Instrument”). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Section 8 – Other Events

Item 8.01 Other Events.

Description of the Certificates and the Mortgage Pool

The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of fixed and adjustable rate, residential lot mortgage loans (the “Mortgage Loans”). As of June 28, 2005, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $229,821,906 and (ii) the Pre-Funding Accounts, which contained $20,178,094.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the June 28, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

1.	Not applicable

2.	Not applicable

3.	Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No	Description
1	99	Subsequent Transfer Instrument, dated as of June 28, 2005, among IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company.
2	99	Characteristics of the Mortgage Pool as of June 28, 2005, relating to IndyMac Residential Mortgage-Backed Trust, Series 2005-L1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2005

INDYMAC ABS, INC.

By:	/s/ Isaac Carrillo
Name:	Isaac Carrillo
Title:	Vice President

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99	Subsequent Transfer Instrument
2	99	Characteristics of the Mortgage Pool as of June 28, 2005